                                AMENDMENT NO. 29
                                       TO
                                   SCHEDULE A
                                       OF
                      DELAWARE INVESTMENTS FAMILY OF FUNDS*
                            FUND ACCOUNTING AGREEMENT


DELAWARE GROUP ADVISER FUNDS
         Delaware Diversified Income Fund (New)
         Delaware U.S. Growth Fund

DELAWARE GROUP CASH RESERVE
         Delaware Cash Reserve Fund

DELAWARE GROUP EQUITY FUNDS I (FORMERLY DELAWARE)
         Delaware Balanced Fund (formerly Delaware Fund)

DELAWARE GROUP EQUITY FUNDS II (FORMERLY DECATUR)
         Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New) Delaware Diversified Value Fund (New)

DELAWARE GROUP EQUITY FUNDS III (FORMERLY TREND)
         Delaware American Services Fund (New)
         Delaware Small Cap Growth Fund (New)
         Delaware Trend Fund

DELAWARE GROUP EQUITY FUNDS IV (FORMERLY DELCAP)
         Delaware Diversified Growth Fund (formerly Capital Appreciation Fund)
                  (New)
         Delaware Growth Opportunities Fund (formerly DelCap Fund)

DELAWARE GROUP EQUITY FUNDS V (FORMERLY VALUE)
         Delaware Small Cap Value Fund (formerly Value Fund)
         Delaware Retirement Income Fund (New)
         Delaware Small Cap Core Fund (formerly Small Cap Contrarian Fund) (New)


_________________
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Investments Family of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

DELAWARE GROUP FOUNDATION FUNDS (NEW)
         Delaware Balanced Allocation Portfolio (formerly Delaware Balanced
                  Portfolio) (New)
         Delaware Growth Allocation Portfolio (formerly Delaware Growth
                  Portfolio) (New)
         Delaware Income Allocation Portfolio (formerly Delaware Income
                  Portfolio) (New)
         Delaware S&P 500 Index Fund (New)

DELAWARE GROUP GOVERNMENT FUND
         Delaware American Government Bond Fund (formerly, Government Income
                  Series and U.S. Government Fund)
         Delaware Inflation Protected Bond Fund (New)

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
         Delaware Emerging Markets Fund (New)
         Delaware International Value Equity Fund (formerly Delaware
                  International Equity Fund)
         Delaware International Small Cap Value Fund (formerly Delaware
                  International Small Cap Fund) (New)

DELAWARE GROUP INCOME FUNDS (FORMERLY DELCHESTER)
         Delaware Delchester Fund
         Delaware High-Yield Opportunities Fund (New)
         Delaware Corporate Bond Fund (New)
         Delaware Extended Duration Bond Fund (New)

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
         Delaware Limited-Term Government Fund

DELAWARE GROUP STATE TAX-FREE INCOME TRUST (FORMERLY DMCT TAX-FREE INCOME
         TRUST-PENNSYLVANIA)
         Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX-FREE FUND
         Delaware Tax-Free Insured Fund
         Delaware Tax-Free USA Fund
         Delaware Tax-Free USA Intermediate Fund

DELAWARE GROUP TAX-FREE MONEY FUND
         Delaware Tax-Free Money Fund

DELAWARE POOLED TRUST
         The All-Cap Growth Equity Portfolio (New)
         The Core Focus Fixed Income Portfolio (New)
         The Core Plus Fixed Income Portfolio (New)
         The Emerging Markets Portfolio (New)
         The Global Fixed Income Portfolio
         The High-Yield Bond Portfolio (New)
         The Intermediate Fixed Income Portfolio (formerly The Fixed Income
                  Portfolio)
         The International Equity Portfolio
         The International Fixed Income Portfolio (New)
         The Labor Select International Equity Portfolio
         The Large-Cap Value Equity Portfolio (formerly The Defensive Equity
                  Portfolio)
         The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth
                  Portfolio)
         The Real Estate Investment Trust Portfolio
         The Real Estate Investment Trust Portfolio II (New)
         The Small-Cap Growth Equity Portfolio (New)
         The Small-Cap Growth II Equity Portfolio (New)
         The Small-Cap Value Equity Portfolio (New)
         The Smid-Cap Growth Equity Portfolio (New)

DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND)
         Delaware VIP Balanced Series (formerly Delaware Balanced Series and
                  Delaware Series)
         Delaware VIP Capital Reserves Series
         Delaware VIP Cash Reserve Series
         Delaware VIP Diversified Income Series (New)
         Delaware VIP Emerging Markets Series (New)
         Delaware VIP Global Bond Series (New)
         Delaware VIP Large Cap Value Series (formerly Growth and Income Series) Delaware VIP Growth Opportunities Series (formerly DelCap Series) Delaware VIP High Yield Series (formerly Delchester Series)
         Delaware VIP International Value Equity Series (formerly International
                  Equity Series)
         Delaware VIP REIT Series (New)
         Delaware VIP Select Growth Series (formerly Aggressive Growth Series)
                  (New)
         Delaware VIP Small Cap Value Series (formerly Value Series)
         Delaware VIP Trend Series
         Delaware VIP U.S. Growth Series (New)

VOYAGEUR INSURED FUNDS
         Delaware Tax-Free Arizona Insured Fund (New)
         Delaware Tax-Free Minnesota Insured Fund (New)

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
         Delaware Tax-Free Minnesota Intermediate Fund (New)

VOYAGEUR INVESTMENT TRUST
         Delaware Tax-Free California Insured Fund (New)
         Delaware Tax-Free Florida Fund (New)
         Delaware Tax-Free Florida Insured Fund (New)
         Delaware Tax-Free Missouri Insured Fund (New)
         Delaware Tax-Free Oregon Insured Fund (New)

VOYAGEUR MUTUAL FUNDS
         Delaware Minnesota High-Yield Municipal Bond Fund (New)
         Delaware National High-Yield Municipal Bond Fund (New)
         Delaware Tax-Free Arizona Fund (New)
         Delaware Tax-Free California Fund (New)
         Delaware Tax-Free Idaho Fund (New)
         Delaware Tax-Free New York Fund (New)

VOYAGEUR MUTUAL FUNDS II
         Delaware Tax-Free Colorado Fund (New)

VOYAGEUR MUTUAL FUNDS III
         Delaware Select Growth Fund (formerly Delaware Aggressive Growth Fund)
                  (New)

VOYAGEUR TAX FREE FUNDS
         Delaware Tax-Free Minnesota Fund (New)

Dated as of [date]

DELAWARE SERVICE COMPANY, INC.                                DELAWARE GROUP ADVISER FUNDS
                                                              DELAWARE GROUP CASH RESERVE
                                                              DELAWARE GROUP EQUITY FUNDS I
By:    _________________________________                      DELAWARE GROUP EQUITY FUNDS II
Name:  Michael P. Bishof                                      DELAWARE GROUP EQUITY FUNDS III
Title: Senior Vice President/Investment Accounting            DELAWARE GROUP EQUITY FUNDS IV
                                                              DELAWARE GROUP EQUITY FUNDS V
                                                              DELAWARE GROUP FOUNDATION FUNDS
                                                              DELAWARE GROUP GOVERNMENT FUND
                                                              DELAWARE GROUP GLOBAL &
                                                                       INTERNATIONAL FUNDS
                                                              DELAWARE GROUP INCOME FUNDS
                                                              DELAWARE GROUP LIMITED-TERM
                                                                       GOVERNMENT FUNDS
                                                              DELAWARE GROUP STATE TAX-FREE INCOME
                                                                       TRUST
                                                              DELAWARE GROUP TAX-FREE FUND
                                                              DELAWARE GROUP TAX-FREE MONEY FUND
                                                              DELAWARE POOLED TRUST
                                                              DELAWARE VIP TRUST
                                                              VOYAGEUR INSURED FUNDS
                                                              VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                                              VOYAGEUR INVESTMENT TRUST
                                                              VOYAGEUR MUTUAL FUNDS
                                                              VOYAGEUR MUTUAL FUNDS II
                                                              VOYAGEUR MUTUAL FUNDS III



                                                              By:
                                                                     ---------------------------------
                                                              Name:  Jude T. Driscoll
                                                              Title: Chairman